UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 18, 2023
Date of Report (date of earliest event reported)
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SNAP ONE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40683 (Commission File Number)	82-1952221 (I.R.S. Employer Identification Number)
1800 Continental Boulevard, Suite 200 Charlotte, NC 28273
(Address of principal executive offices and zip code)
(704) 927-7620
(Registrant’s telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.01 per share	SNPO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements with CEO and CFO

Snap One, LLC (the “Company”), a wholly owned subsidiary of Snap One Holdings Corp. (“Holdings”), entered into an employment agreement with John Heyman, the Company’s Chief Executive Officer, on July 18, 2023, which supersedes the terms of Mr. Heyman’s prior employment agreement with the Company. The Company also entered into an employment agreement with Michael Carlet, the Company’s Chief Financial Officer, on July 18, 2023, which supersedes the terms of Mr. Carlet’s prior offer letter with the Company.

Each employment agreement provides for an indefinite employment term that may be terminated in accordance with the terms and conditions of the employment agreement. Pursuant to the terms of the employment agreements, Mr. Heyman and Mr. Carlet will be entitled to an annual base salary of $735,000 and $415,000, respectively, and an annual bonus target opportunity 125% and 80% of annual base salary, respectively. Mr. Heyman’s employment agreement also entitles Mr. Heyman to reimbursement for reasonable expenses associated with the use of a private airplane for business travel, subject to an annual cap of $250,000. The employment agreements also contain certain restrictive covenants, including non-competition, non-solicitation, and confidentiality covenants.

Upon a termination as a result of death or disability:

•Mr. Heyman is entitled to (i) any unpaid annual bonus for any prior completed fiscal year (“unpaid prior year bonus”); (ii) his target annual bonus for the year of termination; and (iii) Company payment of the employer portion of COBRA premiums for up to 24 months.

•Mr. Carlet is entitled to (i) any unpaid prior year bonus; (ii) a pro-rated target annual bonus for the year of termination; (iii) Company payment of the employee portion of COBRA premiums for up to 18 months; and (iv) accelerated vesting of unvested equity awards (with any performance-based conditions deemed satisfied at target).

Upon a termination by the Company without “cause” or by the executive for “good reason” (as such terms are defined in the employment agreements), subject to the executive’s execution and non-revocation of a general release of claims in favor of the Company:

•Mr. Heyman is entitled to (i) any unpaid prior year bonus; (ii) a pro-rated annual bonus (based on actual performance); (iii) 24 months of base salary, payable in installments over the severance period; (iv) an amount equal to two times his target annual bonus, payable in installments over the severance period; (v) pro-rata vesting of time-based equity awards; and (vi) Company payment of the employee portion of COBRA premiums during the severance period (or until Mr. Heyman becomes eligible to receive health benefits from a subsequent employer, if earlier). However, if such termination occurs within three-months prior to, or three years following, a “change in control” (as defined in the employment agreement), Mr. Heyman is entitled to the following severance benefits instead: (i) any unpaid prior year bonus; (ii) a pro-rated annual bonus (based on actual performance); (iii) two times the sum of his base salary and target annual bonus, payable in a lump sum; (iv) full acceleration of equity awards (with any performance-based conditions deemed satisfied at target); and (v) Company payment of the employee portion of COBRA premiums during the severance period (or until Mr. Heyman becomes eligible to receive health benefits from a subsequent employer, if earlier).

•Mr. Carlet is entitled to (i) any unpaid prior year bonus; (ii) a pro-rated annual bonus (based on actual performance); (iii) 18 months of base salary, payable in installments over the severance period; and (iv) Company payment of the employee portion of COBRA premiums during the severance period (or until Mr. Carlet becomes eligible to receive health benefits from a subsequent employer, if earlier). However, if such termination occurs within two months prior to, or two years following, a “change in control” (as defined in the employment agreement), Mr. Carlet is entitled to the following severance benefits instead: (i) any unpaid prior year bonus; (ii) one and half times his target annual bonus, payable in lump sum; (iii) 18 months of base salary, payable in a lump sum; (iv) full acceleration of equity awards (with any performance-based conditions deemed satisfied at target); and (v) Company payment of the employee portion of COBRA premiums for 18 months (or until Mr. Carlet becomes eligible to receive health benefits from a subsequent employer, if earlier).

Additional Equity Provisions

The employment agreements also include certain provisions regarding treatment of performance stock unit awards (“PSUs”) held by the executives in the event of a change in control. Unless the applicable award agreement provides otherwise, in the event of a change in control, (i) performance conditions will be deemed achieved at target performance levels with respect to any remaining performance periods not completed prior to the change in control or actual performance levels with respect to any performance periods completed on or prior to change in control (the “Earned PSU Awards”), and (ii) such Earned PSU Awards will then convert into time-based awards on the time-vesting schedule or if none, on a schedule to be determined by the compensation committee of the board of directors (the “Board”) of Holdings.

Mr. Heyman’s agreement also specifies that the retirement guidelines previously adopted by the Board (which are described in the 2022 Annual Proxy filed March 31, 2023) will not apply to equity awards held by Mr. Heyman until January 1, 2028.

The foregoing descriptions of the employment agreements do not purport to be complete and are qualified in their entirety by reference to the full texts of the employment agreements, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement, dated July 18, 2023, between Snap One, LLC and John Heyman.

10.2	Employment Agreement, dated July 18, 2023, between Snap One, LLC and Michael Carlet.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2023

Snap One Holdings Corp.

By:	/s/ Michael Carlet
Name: Michael Carlet
Title: Chief Financial Officer